1st Quarter 2016 Flagstar Bancorp, Inc. (NYSE: FBC) Earnings Presentation 1st Quarter 2016 April 26, 2016

1st Quarter 2016 Cautionary statement This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are based on management’s current expectations and assumptions regarding the Company’s business and performance, the economy and other future conditions, and forecasts of future events, circumstances and results. However, they are not guarantees of future performance and are subject to known and unknown risks, uncertainties, contingencies and other factors. Generally, forward-looking statements are not based on historical facts but instead represent our management’s beliefs regarding future events. Such statements may be identified by words such as believe, expect, anticipate, intend, plan, believe, estimate, may increase, may fluctuate, and similar expressions or future or conditional verbs such as will, should, would and could. Such statements are based on management’s current expectations and are subject to risks, uncertainties and changes in circumstances. Actual results and capital and other financial conditions may differ materially from those included in these statements due to a variety of factors, including without limitation those found in periodic Flagstar reports filed with the U.S. Securities and Exchange Commission, which are available on the Company’s website (flagstar.com) and on the Securities and Exchange Commission's website (sec.gov). Any forward-looking statements made by or on behalf of us speak only as to the date they are made, and we do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements were made, except as required under United States securities laws. 2

1st Quarter 2016 Executive Overview Sandro DiNello, CEO

1st Quarter 2016 Progress on strategic initiatives 4 Focus on growth and diversification of earnings Expand mortgage originations • Accelerate growth in distributed and direct-to-consumer retail origination channels • Continue national expansion of TPO originations with high quality brokers and correspondents Grow community banking • Refresh the Flagstar brand to build awareness, leverage our retail branch network and grow core deposits • Align lending platforms to expand product offerings to grow a diverse, sustainable portfolio of loans • Augment and deepen relationships through best-in-class products and services Enhance efficiency • Position bank to generate positive operating leverage • Drive productivity and revenue improvements to achieve long-term goal of mid-60’s efficiency ratio Sustain risk management • Maintain strong risk management and compliance culture • Exit regulatory orders Optimize capital structure • Redeem TARP • Execute MSR reduction plan to meet fully phased-in Basel III target

1st Quarter 2016 Financial Overview Jim Ciroli, CFO

1st Quarter 2016 1st quarter key highlights Strong profitability • Net income of $39 million, or $0.54 per diluted share, in 1Q16 - Up $6 million, or $0.10 per diluted share vs. 4Q15 on higher net interest income, prov. benefit and net gain on loan sales - Up $7 million, or $0.11 per diluted share vs. 1Q15 on higher net interest income and provision benefit - Returns on assets and equity up vs. 4Q15 Higher net interest income • Net interest income increased $3 million to $79 million, up 4% from 4Q15 and up 22% from 1Q15 - Average earning assets increased 6% led by growth in loans held-for-sale and commercial loans - Net interest margin decreased 3bps to 2.66% Increased noninterest income • Noninterest income increased $8 million to $105 million, up 8% from 4Q15 - Adjusted net gain on loan sales(1) increased 43% on higher fallout-adjusted lock volumes (+37%) and margin (+4bps) - Partially offset by a drop in the net return on the mortgage servicing asset and a reduced representation and warranty benefit Improved asset quality • Net charge-offs and consumer delinquencies fell on solid credit performance - Adjusted net charge-offs(2) were $6mm or 40 bps - $13 million provision benefit - Allowance to loans held-for-investment remained strong at 2.9% Robust capital • Tier 1 leverage remains solid at 11.0% • On-balance sheet liquidity equal to 20.6% of total assets(3) 1) Net gain on loan sales has been adjusted to exclude the $9mm gain on HFI loans sold during the quarter. 2) Excludes $6mm of net charge-offs associated with the sale of lower performing loans. 3) Liquid assets include interest earning deposits, investment securities exclude pledged securities less a 7% haircut applied to investment securities to estimate liquidation costs. 6

# Quarterly income comparison

1st Quarter 2016

## $mm

| | | 1Q16 | 4Q15 | $ Variance | % Variance |
|---|---|---|---|---|---|
| Net interest income | A | $79 | $76 | $3 | 4% |
| (Benefit) provision for loan losses ("PLL") | B | (13) | (1) | (12) | N/M |
| Net interest income after PLL | | 92 | 77 | 15 | 19% |
| Net gain on loan sales | C1 | 75 | 46 | 29 | 63% |
| Loan fees and charges | | 15 | 14 | 1 | 7% |
| Loan administration income | | 6 | 7 | (1) | (14%) |
| Net return on the mortgage servicing asset | C2 | (6) | 9 | (15) | N/M |
| Representation and warranty benefit | C3 | 2 | 6 | (4) | (67%) |
| Other noninterest income | | 13 | 15 | (2) | (13%) |
| Total noninterest income | | 105 | 97 | 8 | 8% |
| *Gain sale / total revenue* | | 41% | 27% | 14% | |
| Compensation and benefits | | 68 | 59 | 9 | 15% |
| Commissions and loan processing expense | | 22 | 20 | 2 | 10% |
| Other noninterest expenses | | 47 | 50 | (3) | (6%) |
| Total noninterest expense | D | 137 | 129 | 8 | 6% |
| **Income before income taxes** | | **60** | **45** | **15** | **33%** |
| Provision for income taxes | | 21 | 12 | 9 | (75%) |
| **Net income** | | **$39** | **$33** | **$6** | **18%** |
| **Diluted earnings per share** | | **$0.54** | **$0.44** | **$0.10** | 23% |
| **Profitability** | | | | | |
| Net interest margin | | 2.66% | 2.69% | -3 bps | |
| Mortgage rate lock commitments, fallout adjusted | | $6,863 | $5,027 | $1,836 | 37% |
| Mortgage closings | | $6,352 | $5,824 | $528 | 9% |
| Gain on loan sale margin, adjusted[1] | | 0.96% | 0.92% | 4 bps | |
| Efficiency ratio | | 74.5% | 75.2% | N/M | |

1) Expressed as a percent of fallout-adjusted locks and has been adjusted to exclude the $9mm gain on HFI loans sold during the quarter.
N/M – not meaningful

## Observations

### A Net interest income

- Net interest income increased 4%
  - Earning asset growth of 6%
  - Net interest margin decreased 3 bps to 2.66%

### B (Benefit) provision for loan losses

- $13 million provision benefit from mortgage loan sales and continued strong credit metrics
- NPLs fell $13 million to $53 million or 0.95% of loans held-for-investment

### C Noninterest income

- Noninterest income increased 8%
  - Adjusted net gain on loan sales rose 43% on higher volumes (+37%) and margin (+4bps)
  - Net MSR return decreased on higher prepayments and a smaller benefit from performance incentives on prior period MSR sales
  - Representation & warranty benefit declined as the reserve remained unchanged

### D Noninterest expense

- Noninterest expenses were up 6%
  - Comp. & benefits rose on higher seasonal payroll taxes, anticipated growth initiatives and a full quarter's expense related to the ExLTIP plan
  - Commissions increased primarily due to higher mortgage closings
  - Other noninterest expense decreased on lower warrant and FDIC assessment expenses

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Flagstar Bancorp

# Average balance sheet highlights

1st Quarter 2016

## 1Q16 ($mm)

| | Average Balance Sheet | | |
|---|---|---|---|
| | | Incr (Decr)[1] | |
| | $ | $ | % |
| Loans held-for-sale | $2,909 | $425 | 17% |
| Consumer loans[2] | 3,314 | (109) | (3%) |
| Commercial loans[2] | 2,354 | 135 | 6% |
| Total loans held-for-investment | 5,668 | 26 | 0% |
| Other earning assets[3] | 3,294 | 180 | 6% |
| **Interest-earning assets** | **$11,871** | 631 | 6% |
| Other assets | 1,672 | 87 | 5% |
| Total assets | $13,543 | $718 | 6% |
| Deposits | $8,050 | (81) | (1%) |
| Short-term debt | 1,662 | 436 | 36% |
| Long-term debt | 1,560 | 341 | 28% |
| Other liabilities | 2,270 | 349 | 18% |
| Total liabilities | $11,982 | 704 | 6% |
| Preferred Equity | 267 | - | 0% |
| Common Equity | 1,294 | 14 | 1% |
| Total liabilities and equity | $13,543 | $718 | 6% |
| Book value per common share (3/31/16)[4] | $22.82 | $0.49 | 2% |

## Observations

### Balance sheet growth

- Average earning assets increased $0.6 billion or 6% led by a:
  - 17% rise in loans held-for-sale from higher originations
  - 6% increase in commercial loans
  - Partially offset by a 3% decline in consumer loans from HFI loan sales

### Strong balance sheet[5]

- Average retail deposits were flat with a slight decline in the cost of funds
- Average long-term FHLB borrowings increased to support asset growth in late 4Q15
- Common equity / assets of 9.4%

### Book value per share

- Price to book ratio of 101% based on closing price as of April 25, 2016

1) Measured vs. the prior quarter.
2) Consumer loans include first and second mortgages, HELOC and other loans; commercial loans include commercial real estate, commercial & industrial and warehouse loans.
3) Other earning assets include interest earning deposits, investment securities and loans with government guarantees.
4) Book value per share has not been reduced for $94 million of unpaid dividends on our perpetual preferred stock, which have been deferred. If these dividends were paid, book value per share would be reduced by $1.66 per share.
5) Common equity ratio is calculated on ending period balances.

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Flagstar Bancorp

1st Quarter 2016 9 Asset quality Performing TDRs and NPLs ($mm) 111 108 97 101 75 84 65 63 66 53 $195 $173 $160 $167 $128 3/31/2015 6/30/2015 9/30/2015 12/31/2015 3/31/2016 Peforming TDRs NPLs 1) Excludes loans carried under the fair value option. Allowance coverage¹ (% of loans HFI) 5.7% 4.3% 3.7% 3.0% 2.9% 9.5% 6.5% 5.2% 4.2% 4.5% 1.5% 1.4% 1.4% 1.4% 1.3% 3/31/2015 6/30/2015 9/30/2015 12/31/2015 3/31/2016 Total Consumer Commercial Net charge-offs(1) ($mm) 5 3 8 7 6 $40 $18 $24 $9 $12 0.45% 0.26% 0.61% 0.51% [VALUE] 1Q15 2Q15 3Q15 4Q15 1Q16 Charge-offs excl. loan sales Charge-offs from loan sales Adjusted NCO % LHFI 1) Excludes charge-offs of $36M, $15M, $16M, $2M and $6M related to loan sales during 1Q15 – 1Q16, respectively. Representation & warranty reserve ($mm) $53 $48 $45 $40 $40 3/31/2015 6/30/2015 9/30/2015 12/31/2015 3/31/2016

1st Quarter 2016 8.9% 8.5% 8.8% 8.6% 8.2% 3.2% -105bps +50bps 3.0% -43bps +61bps 2.9% -41bps +26bps 2.9% -49bps +42bps 2.8% -40bps 12.0% 11.5% 11.7% 11.5% 11.0% 3/31/15 6/30/15 9/30/15 12/31/15 3/31/16 Robust capital 10 • Decrease in Tier 1 leverage ratio led by the impact of 2016 phase-in under Basel III • Utilization of NOL-related DTA has released regulatory capital to support balance sheet growth - Benefitted Tier 1 Leverage ratio 12bps during 1Q16 • Flagstar has used excess capital to support balance sheet growth • Flagstar grows regulatory capital at a greater pace as it utilizes its NOL-related DTAs and reduces its MSRs • The balance sheet has trapped capital of: - $212mm of NOL-related DTAs (161bps of Tier 1 leverage) - $133mm of MSRs (101bps of Tier 1 leverage) • Robust capital generation will support future growth Observations 1Q16 Flagstar Bancorp Tier 1 leverage Well Capitalized 5.0% Tier 1 CET-1 Tier 1 Total RBC Leverage to RWA to RWA to RWA 3/31/16 11.0% 14.0% 19.7% 21.0% 12/31/15 11.5% 14.1% 19.0% 20.3% Higher rate capital generation (near-term) Tier 1 equity less TARP incl. deferred dividends TARP incl. deferred dividends Impact of balance sheet growth Net earnings contribution Impact of 2016 phase-in under Basel III

1st Quarter 2016 Business Segment Overview Lee Smith, COO

1st Quarter 2016 Community banking 12 Average commercial loans ($bn) Commercial loan total commitments ($bn) Average consumer loans ($bn) Average deposit funding(1) ($bn) 0.4 0.4 0.4 0.4 0.6 0.6 0.6 0.7 0.8 0.8 0.6 1.0 0.9 1.0 1.0 $1.7 $2.0 $2.0 $2.2 $2.4 1Q15 2Q15 3Q15 4Q15 1Q16 Commercial and Industrial Commercial Real Estate Warehouse 0.7 0.6 0.8 0.7 [VALUE] 0.8 1.0 1.2 1.3 [VALUE] 1.7 2.0 2.1 2.2 [VALUE] $3.3 $3.6 $4.0 $4.2 [VALUE] 3/31/2015 6/30/2015 9/30/2015 12/31/2015 3/31/2016 Commercial and Industrial Commercial Real Estate Warehouse 2.2 2.4 2.8 2.9 2.8 0.4 0.5 0.6 0.5 0.5 $2.6 $2.9 $3.4 $3.4 $3.3 1Q15 2Q15 3Q15 4Q15 1Q16 Residential First Mortgages Other Consumer Loans 5.5 5.7 5.7 5.8 5.8 1.0 0.9 1.1 1.1 1.1 1.0 1.1 1.5 1.2 1.2 $7.4 $7.7 $8.3 $8.1 $8.1 1Q15 2Q15 3Q15 4Q15 1Q16 Retail Government Company-controlled deposits 1) Includes company controlled deposits which are included as part of mortgage servicing.

1st Quarter 2016 4.6 5.2 4.5 3.4 3.8 1.4 1.7 1.9 1.4 1.5 1.3 1.6 1.5 1.0 1.0 $7.3 $8.5 $7.9 $5.8 $6.3 1Q15 2Q15 3Q15 4Q15 1Q16 Conventional Government Jumbo Mortgage originations 13 Closings by purpose ($bn) 2.6 3.8 4.4 2.9 2.7 4.6 4.6 3.5 2.9 3.7 $7.2 $8.4 $7.9 $5.8 $6.3 1Q15 2Q15 3Q15 4Q15 1Q16 Purchase originations Refinance originations Closings by mortgage type ($bn) 64% 61% 57% 58% 60% Conforming (%) Net gain on loan sales – revenue and margin Fallout-adjusted locks ($bn) $7.2 $6.8 $6.5 $5.0 $6.9 1Q15 2Q15 3Q15 4Q15 1Q16 1) Net margin on fallout-adjusted locks has been adjusted to exclude gain on HFI loans sold during the quarter. 11% 14% 16% 16% 15% FHA (%) $66 $91 $83 $68 $46 $75 1.27% 1.21% 1.05% 0.92% [VALUE] (1) 1Q15 2Q15 3Q15 4Q15 1Q16 Adjusted gain on loan sale Gain on HFI transfer Adjusted gain on loan sale %

1st Quarter 2016 14 Breakdown of loans serviced (as of 3/31/16) MSR / regulatory capital Loans serviced (‘000) $ UPB of MSRs sold(1) ($bn) $2.6 $4.6 $6.7 $2.5 [VALUE] 1Q15 2Q15 3Q15 4Q15 1Q16 126 124 119 119 119 231 225 221 212 192 27 28 30 31 29 384 377 370 362 340 3/31/2015 6/30/2015 9/30/2015 12/31/2015 3/31/2016 Serviced for Others Subserviced for Others Flagstar Loans HFI 31% 33% 29% 28% 27% 22% 24% 21% 21% 19% 3/31/2015 6/30/2015 9/30/2015 12/31/2015 3/31/2016 MSR to Tier 1 Common MSR to Tier 1 Capital Mortgage servicing Fannie, 48% Freddie, 11% Ginnie, 33% HFI / Other, 9% 1) Includes bulk sales only; flow transactions are excluded.

1st Quarter 2016 Noninterest expenses and efficiency ratio Efficiency ratio 75% 70% 65% 75% 75% 1Q15 2Q15 3Q15 4Q15 1Q16 Quarterly noninterest expenses ($mm) $138 $138 $131 $129 $137 1Q15 2Q15 3Q15 4Q15 1Q16 15 • Flagstar‘s long-term objective is to achieve an efficiency ratio in the mid-60’s

1st Quarter 2016 Closing Remarks / Q&A Sandro DiNello, CEO

1st Quarter 2016 Guidance(1) 17 1) See cautionary statements on slide 2. 2) Estimates do not contemplate TARP repayment. Net interest income • Average earning assets and net interest margin remain relatively stable Mortgage originations • Fallout-adjusted locks up 15-20 percent on seasonal increase in mortgage market Gain on loan sales • Gain on loan sale margin up moderately from adjusted Q1 number on higher retail originations Net servicing revenue • Net return on the mortgage servicing asset continues to be impacted by prepayments • Mortgage servicing asset declines slightly Provision for loan losses • Provision for loan losses to match 1Q16 net charge-offs (excluding loan sales and loans with government guarantees) Noninterest expenses • Noninterest expenses to rise to $140 - $145 million due to seasonally higher mortgage originations and investment in growth businesses 2016 2nd quarter outlook(2)

1st Quarter 2016 Appendix Company overview 19 Financial performance 25 Community banking segment 26 Mortgage origination segment 32 Mortgage servicing segment 33 Capital and liquidity 34 Asset quality 35

1st Quarter 2016 Flagstar at a glance Community banking • Leading Michigan-based bank • $13.7bn of assets • $8.5bn of deposits • 99 branches • 104k household & 13k business relationships Mortgage origination • 10th largest originator nationally • Originated $28.5bn of residential mortgage loans during the last 12 months • Approximately 1,200 TPO relationships • Retail lending network included 26 locations in 19 states Mortgage servicing • 7th largest sub-servicer of mortgage loans nationwide • Currently servicing approximately 340k loans • Scalable platform with capacity to service 1mm loans • Low cost deposits from escrow balances Corporate Overview • Traded on the NYSE (FBC) • Headquartered in Troy, MI • Market capitalization $1.3bn • Member of the Russell 2000 Index 19 COMPANY OVERVIEW Retail home lending locations in 19 states Branches in Michigan

1st Quarter 2016 Flagstar’s one-of-a-kind business model … Originates mortgages in multiple channels on a national scale, which … … Deploy excess funding into lending opportunities where we are a lender of choice, which … … Cross-sell our banking products to deepen our B2B relationships, which … … Leverages our scalable sub-servicing platform, which … … Builds enduring net interest margin driven revenue, allowing us to … … Generates stable, lower cost, long-term funding, which we are able to ... … Expands our key B2B relationships to develop greater mortgage origination referrals, improving our ability to … … Generates capital with high ROE fee-based activity and servicing relationships, which … COMPANY OVERVIEW 20

COMPANY OVERVIEW
1st Quarter 2016

# Flagstar has a strong executive team

## Board of Directors

## Sandro DiNello
## President & CEO

- CEO since 5/13
- Over 35 years of banking experience with Flagstar and its predecessors with a strong emphasis on community banking, including the management of retail operations and product strategy

### Chief Operating Officer
**Lee Smith**
- COO since 5/13
- Formerly a partner of MatlinPatterson Global Advisors and a Senior Director at Zolfo Cooper
- Extensive experience in financial management and operations
- Chartered Accountant in England and Wales

### Chief Financial Officer
**Jim Ciroli**
- CFO since 8/14
- Nearly 30 years of banking and financial services experience with First Niagara, Huntington and KeyCorp

### Mortgage Banking
**Len Israel**
- President of Mortgage Banking since 6/15
- 30 years of mortgage industry experience with Mission Hills Mortgage, IndyMac and CitiMortgage

### Community Banking
**Sandro DiNello**
- Currently serving as Director

**Drew Ottaway**
- Managing Director of Lending since 11/15
- Has over 25 years of commercial lending experience in southeast Michigan with Comerica and NBD

### Chief Risk Officer
**Steve Figliuolo**
- CRO since 6/14
- 35 years of financial services experience with Citizens Republic, Fleet Boston Financial, First Union and Chase Manhattan

### General Counsel
**Patrick McGuirk**
- General Counsel since 6/15
- 20 years of legal experience with the FDIC and Sidley Austin LLP

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Flagstar Bancorp

**COMPANY OVERVIEW**
1st Quarter 2016

# Flagstar has deep commercial lending experience

**Sandro DiNello**
President & CEO

**Drew Ottaway**
Managing Director of Lending

| Commercial Real Estate | Commercial & Industrial | Warehouse Lending | Homebuilder Finance |
|---|---|---|---|
| Comprised of lending officers who average experience of 21 years in banking (3+ with Flagstar). Prior banking experience includes Fifth Third, Wells Fargo and Bank of America. | Comprised of lending officers who average experience of 25 years in banking (2+ with Flagstar). Prior banking experience includes Fifth Third, PNC, Bank of America and JPM Chase. | Comprised of lending officers who average experience of 26 years in banking (13 with Flagstar). Prior banking experience includes Citizens Bank, Bank of America and Texas Capital. | Newly recruited team of lending officers who have extensive experience of more than 20 years in banking. Prior banking experience includes Texas Capital and Royal Bank of Canada. |
| Supported by a team of credit officers with more than 15 years average banking experience. | Supported by a team of credit officers with more than 20 years average banking experience. | Supported by a team of credit officers with nearly 15 years average banking experience. | New team supported by existing infrastructure. Currently recruiting dedicated support. |

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Flagstar Bancorp

COMPANY OVERVIEW
1st Quarter 2016

# Flagstar has built a best-in-class risk management platform with 186 dedicated FTEs(1)


Board of Directors
Risk Committee
Enterprise Risk Committee
Sandro DiNello
President & CEO
Steve Figliuolo
Chief Risk Officer
Karen Sabatowski
Chief Compliance Officer
Regulatory Affairs
Modeling & Analytics ERM
Chief Credit Officer
QC / Appraisal Review
MFIU Fraud Investigations
Loan Review
Operational Risk
AML / BSA
Compliance

| | Regulatory Affairs | Modeling & Analytics ERM | Chief Credit Officer | QC / Appraisal Review | MFIU Fraud Investigations | Loan Review | Operational Risk | AML / BSA | Compliance |
|---|---|---|---|---|---|---|---|---|---|
| FTEs | 6 | 8 | 55 | 43 | 13 | 8 | 7 | 28 | 18 |

Modeling & Analytics ERM:
- Modeling
- Analytics
- ERM reporting
- Portfolio management

Chief Credit Officer:
- Mortgage
- Warehouse
- Commercial
- Consumer
- TPO's
- Counterparty

MFIU Fraud Investigations:
- Fraud investigation unit

Operational Risk:
- Model risk management
- Risk assessment/ deficiency mgmt
- R&W reserve
- Market risk
- Stress testing

1) Excludes 22 FTEs in internal audit and 4 FTEs in Sarbanes-Oxley compliance

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Flagstar Bancorp

**COMPANY OVERVIEW**
1st Quarter 2016

# Strong growth opportunities

| | Grow community banking | Expand mortgage business |
|---|---|---|
| **Build** | • Team lift outs<br>• Grow housing-related relationships<br>- Expand warehouse lending (400bps spreads)<br>- Launch builder finance lending (350bps spreads)<br>- Initiate MSR lending (500bps spreads; LTVs<60%)<br>• Cultivate middle-market commercial relationships in foot-print | • Recruit experienced talent to increase share of origination market<br>- Distributed retail<br>- TPO account executives<br>• Grow servicing operations<br>- Acquire new sub-servicing relationships<br>- Cross-sell additional revenue capabilities |
| **Buy** | • Buyers of size in Michigan are engaged on other projects for the foreseeable future<br>• Michigan is a highly fragmented banking market<br>• Focused on our share in metro markets<br>• Acquiring deposit oriented franchises that lag in profitability because of lack of asset generation | • No strategic buyers of size<br>• Highly fragmented industry with aging individual ownership<br>• Regulatory and interest rate environment is accelerating exits<br>• Will consider accretive transactions that add incrementally to annual origination volume |

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Flagstar Bancorp

1st Quarter 2016 Long-term targets • Long-term target of 1.2 – 1.6% - Add incremental revenue with a low incremental cost - Improved risk management will deliver long-run savings - ROA of 1.32% for 2015 is amongst the top quartile of banks $10bn - $50bn of assets • Long-term target of 13 - 18% - Add / increase high ROE businesses Financial Performance Return on assets Return on equity • Lender of choice in key markets (Michigan, national housing finance) • Long-term target of 50% of revenue • Growth trajectory 10-15% - Every additional $1bn of earning assets increases pre-tax profits ~$20mm – $25mm - Rotate lower spread assets to higher spread assets while minimizing capital costs • Nationally recognized leader the quick brown fox d • Long-term target of 50% of revenue • Growth trajectory 5-10% - Expand retail originations (distributed, DTC) - Every 100k in new loans sub-serviced generates $5-7mm of incremental pre-tax profits Revenues Mortgage Banking 25 FINANCIAL PERFORMANCE

1st Quarter 2016 154 7 35 Strong market position as leading Michigan-based community bank Flagstar’s branch network Flagstar’s branch network (as of June 30, 2015) Michigan real gross domestic product growth (%) 4.9% 2.0% 1.6% 2.8% 1.9% 1.5% 2010 2011 2012 2013 2014 2015 Michigan employment growth 100 111 Dec-09 Dec-10 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Michigan USA Source: Bloomberg; SNL Financial 26 COMMUNITY BANKING Source: Bloomberg; 2015 growth is estimated based upon YTD results reported through 9/30/2015. MSA $ Dep % of FBC % Mkt Share Detroit-Warren-Dearborn $5,071 64.7% 4.4% Jackson 443 5.7% 28.1% Grand Rapids 385 4.9% 2.0% Ann Arbor 288 3.7% 3.8% Key Flagstar MSAs $6,187 78.9% 4.3% Other Michigan MSAs 726 9.3% 1.7% Company Controlled Deposits 925 11.8% 0.5% Total Michigan $7,837 100.0% 4.2%

1st Quarter 2016 Deposits Portfolio and strategy overview 5.5 5.7 5.7 5.8 5.8 $7.4 $7.7 $8.3 $8.1 $8.1 1Q15 2Q15 3Q15 4Q15 1Q16 Retail deposits Other deposits Total average deposits ($bn) +9% YOY • Flagstar gathers deposits from consumers, small businesses and select governmental entities – Traditionally, CDs and savings accounts represented the bulk of our branch-based retail depository relationships – Today, we are focused on growing DDA relationships with small business and consumers – We additionally maintain depository relationships in connection with our mortgage origination and servicing businesses, and with Michigan governmental entities – Cost of total deposits equal to 0.58% DDA 12% Savings 46% MMDA 3% CD 11% Company- controlled 14% Government & other 14% 72% retail Total : $8.1bn 0.58% cost of total deposits Q1 2016 total average deposits 27 COMMUNITY BANKING

1st Quarter 2016 Deposit growth opportunities • Average balance of $1.1bn during 1Q16 • Cost of deposits: 0.47% during 1Q16 • Michigan deposits are not collateralized •We have strong relationships across the state • Collection of property taxes partially offset seasonal declines in company-controlled deposits • Average balance of $0.3bn during 1Q16 • Over the past year, Flagstar has invested in its treasury management services to year-over-year growth of : - Commercial deposits 21% - Fee income 18% • Average balance of $1.2bn during 1Q16 on 340k loans serviced and sub-serviced • Low cost of deposits • Deposit balances increase along with the number of loans serviced & sub-serviced • Average balance of $5.5bn during 1Q16 of which 81% are customer demand & savings accounts • Cost of total retail deposits: 0.67% during 1Q16 • Average deposits equal to $56mm per branch • Flagstar is refreshing its brand to build awareness to grow its core deposit base Core Deposits Retail Commercial Other Deposits Government Company controlled 28 COMMUNITY BANKING

1st Quarter 2016 1.8 2.2 2.2 2.5 2.9 4.3 4.9 5.4 5.6 5.7 0.9 0.6 0.5 0.5 0.5 $7.0 $7.7 $8.1 $8.6 $9.1 1Q15 2Q15 3Q15 4Q15 1Q16 Loans HFS Loans HFI Government Guaranteed Loans 1st Mortgage HFI; 31% 2nds, HELOC & other; 6% Warehouse; 11% CRE and C&I; 15% GNMA buyouts; 5% 1st Mortgage HFS; 32% Q1 2016 average loans Lending Portfolio and strategy overview Total average loans ($bn) • Flagstar’s largest category of earning assets consists of loans held-for-investment which averaged $5.7bn during 1Q16 – Loans to consumers consist of residential first and second mortgage loans, HELOC and other – C&I / CRE lending is an important growth strategy, offering risk diversification and asset sensitivity – Warehouse lending to both originators that sell to Flagstar and those who sell to other investors • Flagstar maintains a balance of mortgage loans held for sale which averaged $2.9bn during 1Q16 – Essentially all of our mortgage loans originated are sold into the secondary market – Flagstar has the option to direct a portion of the mortgage loans it originates to its own balance sheet 29 COMMUNITY BANKING

1st Quarter 2016 Commercial lending C&I predominately in-footprint and well diversified 30 C&I as of 3/31/16 - $571 mm Borrower location: • Built a relationship-based C&I portfolio by recruiting seasoned bankers from larger competitors • Our portfolio is comprised of well diversified industries – Primarily services, FIRE and manufacturing – SNC participation where we can increase the depth of our relationship with the borrower • Primarily Michigan based relationships or relationships with national finance companies • Recently launched complementary products in MSR lending and equipment finance Borrower type: COMMUNITY BANKING Michigan relationships 67% National finance companies 18% Other 15% Services 43% Financial, Insurance & Real Estate (FIRE) 37% Manufacturing, 11% Distribution 4% Govt & Educ. 1%

1st Quarter 2016 Commercial real estate lending CRE predominately in-footprint and well diversified 31 CRE as of 3/31/16 - $851mm Property type: Property location: • Flagstar has built a relationship-based CRE portfolio by recruiting seasoned bankers from larger competitors – Focused on experienced top-tier developers with significant deposit and non-credit opportunities • Our portfolio is comprised of well diversified property types – Owner-occupied (23%) – Other major property types include retail, multi- family and office • Primarily Michigan based relationships • We launched a national home builder financing platform to grow our balance in a measured way and raise our profile in purchase mortgage financing COMMUNITY BANKING Michigan 86% California 5% Florida 3% Other 6% Retail 25% Owner- Occupied 23% Multi-family 19% Office 17% Special Purpose 7% Home builder finance 5% Industrial 4%

1st Quarter 2016 Residential mortgage originations by channel ($bn) Broker • 4.2% market share with #4 national ranking(1) • More than 500 brokerage relationships in 50 states in Q1 2016 • Top 10 relationships account for 22% of overall brokerage volume 1) Data source: Inside Mortgage Finance, January 28, 2016. Correspondent • 3.6% market share with #5 national ranking(1) • Nearly 700 correspondent partners in 50 states in Q1 2016 • Top 10 relationships account for 17% of overall correspondent volume • Warehouse lines with more than 250 correspondent relationships Retail • Loan officer additions have expanded our retail footprint to 26 locations in 19 states • Direct-to-consumer is 36% of retail volume Originates mortgages in multiple channels on a national scale (10th largest originator) 32 $5.0 $5.8 $5.6 $4.1 $4.8 1Q15 2Q15 3Q15 4Q15 1Q16 $1.8 $2.2 $1.9 $1.4 $1.3 1Q15 2Q15 3Q15 4Q15 1Q16 $0.4 $0.5 $0.4 $0.3 $0.3 1Q15 2Q15 3Q15 4Q15 1Q16 MORTGAGE ORIGINATIONS

1st Quarter 2016 154 7 35 33 MSR portfolio as of 3/31/16 MSR portfolio characteristics (% UPB) MSR portfolio statistics Measure ($mm) 3/31/2016 12/31/2015 Difference Unpaid principal balance $26,613 $26,145 $468 Fair value of MSR $281 $296 ($15) Capitalized rate 1.06% 1.13% -0.08% Multiple 3.766 4.134 (0.368) N te rate 4.092% 4.118% -0.026% Service fee 0.282% 0.277% 0.005% Average Measure ($000) UPB per loan $224 $220 $4 FICO 731 731 - Loan to value 75.13% 76.17% -1.04% $ return – MSR asset $ Return 1Q15 2Q15 3Q15 4Q15 1Q16 Net hedged profit (loss) ($4) $4 $1 $1 $1 Carry on asset 18 22 19 16 6 Run-off (15) (12) (8) (8) (11) Gr ss r turn on the mortgage servicing asset ($1) $14 $12 $9 ($4) Sale transaction & P/L (2) (5) 3 - (2) Model Changes - - (3) - - Net return on the mortgage servicing asset ($2) $9 $12 $9 ($6) Average mortgage servicing rights $265 $271 $317 $304 $285 2016; 10% 2015; 55% 2014; 28% 2013 & prior; 7% by Vintage Fannie; 62% GNMA; 18% Freddie; 18% Private; 2% by Investor MORTGAGE SERVICING

**CAPITAL AND LIQUIDITY**

1st Quarter 2016

# Low interest rate risk

## Net interest margin – 12 month horizon instantaneous shocks ($mm)


+100bps Parallel Shock
Bear Flattener
3/31/2016
400bps
300bps
200bps
100bps
-
1 month
3 months
6 months
1 year
2 years
3 years
5 years
7 years
10 years
20 years
30 years

| ($ in mm) | Up 100bps Parallel Shift | Up 100bps Bear Flattener |
|---|---|---|
| Net interest income | $4 | ($16) |
| Noninterest Income | ($4) to $0 | $0 to $16 |

## Economic value of equity

| Change in Rates (bps) | Economic Value of Equity ($bn) | Change ($bn) | Change (%) | Policy Limit (%) |
|---|---|---|---|---|
| +400 | $1.83 | ($0.25) | (12.1%) | (30.0%) |
| +300 | $1.90 | ($0.17) | (8.2%) | (22.5%) |
| +200 | $2.00 | ($0.08) | (4.1%) | (15.0%) |
| +100 | $2.06 | ($0.02) | (1.0%) | (7.5%) |
| Market Implied | $2.07 | $0.00 | 0.0% | 0.0% |

## Interest rate risk management

- The shorter term measure of the "Earnings at Risk" interest rate risk position is asset sensitive due to the immediate repricing of the variable rate assets including the mortgage banking pipeline, warehouse loans and commercial loans while liabilities reprice more slowly.
- The longer term measure of the "Economic Value of Equity" interest rate position is liability sensitive as the average duration of the liabilities is shorter than the average duration of the assets.
- Flagstar also performs a Net Income Simulation that includes the effect of changes in interest rates on the mortgage business. Net income is projected to increase significantly in a decreasing rate environment due to increased mortgage originations.

34

Flagstar Bancorp

1st Quarter 2016 1,185 912 788 778 540 449 442 402 337 350 1,634 237 1,354 150 1,190 56 1,115 60 890 49 1Q 2015 2Q 2015 3Q 2015 4Q 2015 1Q 2016 Fannie Mae Freddie Mac Fannie Mae Freddie Mac Audit file pulls Repurchase demands Representation & Warranty reserve details (in millions) 3/31/15 6/30/15 9/30/15 12/31/15 3/31/16 Beginning balance $53) $53) $48) $45) $40) Additions 0) (3) (4) (5) 0) Net charge-offs (0) (2) 1) (0) 0) Ending Balance $53) $48) $45) $40) $40) Repurchase pipeline ($mm) Repurchase reserve ($mm) Repurchase activity with Fannie and Freddie Repurchase demands / file pulls 15% 11% 5% 18% 35 5% ASSET QUALITY $58 $46 $30 $20 $16 3/31/15 6/30/2015 9/30/2015 12/31/2015 3/31/16